As filed with the Securities and Exchange Commission on September 30, 1998.
                                                                     File Nos.
                                                                       2-72614
                                                                      811-3193

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No. _____

      Post-Effective Amendment No. 18                         (X)

                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
       Amendment No.  20                                      (X)

                        FRANKLIN TAX-EXEMPT MONEY FUND
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on December 1, 1998 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post effective amendment.

Title of Securities Being Registered:
Shares of Common Stock:

Franklin Tax-Exempt Money Fund



                        FRANKLIN TAX-EXEMPT MONEY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                  PART A: INFORMATION REQUIRED IN PROSPECTUS

N-1A                                         LOCATION IN
ITEM NO.     ITEM                            REGISTRATION STATEMENT

1.           Front and Back Cover Pages      Front and Back Cover Pages

2.           Risk/Return Summary:            Goals and Strategies; Main Risks;
             Investments, Risks, and         Performance
             Performance

3.           Risk/Return Summary:            Fees and Expenses
             Fee Table

4.           Investment Objectives,          Goals and Strategies; Main Risks
             Principal Investment
             Strategies, and Related Risks

5.           Management's Discussion of      Not Applicable
             Fund Performance

6.           Management, Organization, and   Management; Questions
             Capital Structure

7.           Shareholder Information         Distributions and Taxes; Buying
                                             Shares; Investor Services;
                                             Selling Shares; Account
                                             Policies;

8.           Distribution Arrangements       Not Applicable

9.           Financial Highlights            Financial Highlights
             Information



                        FRANKLIN TAX EXEMPT MONEY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     PART B: INFORMATION REQUIRED IN THE
                     STATEMENT OF ADDITIONAL INFORMATION

N-1A                                          LOCATION IN
ITEM NO.     ITEM                             REGISTRATION STATEMENT

10.          Cover Page and Table             Cover Page
             of Contents

11.          Fund History                     Organization, Voting Rights and
                                              Principal Holders

12.          Description of the Fund and Its  Goals and Strategies;
             Investments and Risks            Organization, Voting Rights and
                                              Principal Holders


13.          Management of the Fund           Officers and Directors

14.          Control Persons and Principal    Organization, Voting Rights and
             Holders of Securities            Principal Holders

15.          Investment Advisory and Other    Officers and Directors;
             Services                         Management and Other Services;
                                              The Fund's Underwriter

16.          Brokerage Allocation and Other   Portfolio Transactions
             Practices

17.          Capital Stock and Other          Organization, Voting Rights and
             Securities                       Principal Holders

18.          Purchase, Redemption and         Buying and Selling Shares;
             Pricing of Shares                Pricing Shares

19.          Taxation of the Fund             Distributions and Taxes

20.          Underwriters                     The Fund's Underwriter

21.          Calculation of Performance Data  Performance

22.          Financial Statements             Cover Page





Prospectus & Application


FRANKLIN
TAX-EXEMPT
MONEY FUND


INVESTMENT STRATEGY  TAX-FREE INCOME


DECEMBER 1, 1998








LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund
------------------------------------------------------------------------------

Information about the fund you should know before investing


2     Goals and Strategies

3     Main Risks

4     Performance

5     Fees and Expenses

6     Management

6     Distributions and Taxes

8     Financial Highlights

------------------------------------------------------------------------------
Your Account

Information about account transactions and services


9     Buying Shares

11    Investor Services

13    Selling Shares

16    Account Policies

17    Questions

For More Information
------------------------------------------------------------------------------

Where to learn more about the fund

Back Cover

THE FUND

[CLIP ART - BLUEPRINT] GOALS AND STRATEGIES

GOALS The fund's goal is high current income free from federal income taxes, consistent with liquidity and capital preservation. The fund also tries to maintain a stable $1 share price.

PRINCIPAL INVESTMENTS The fund normally invests in high-quality, short-term municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Although the fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest. The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

[BEGIN CALL OUT BOX]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed ("the principal") at maturity.
[END CALL OUT BOX]

The fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o with remaining maturities of 397 days or less, and
o that the manager determines present minimal credit risks and are rated in the top two ratings
    (or comparable unrated securities) .

The fund may invest a large amount of its assets in variable and floating rate securities, whose interest rates change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the fund's income when interest rates fall.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes unusual or adverse economic, market or other conditions exist. Under these circumstances, the fund may be unable to pursue its investment goals, because it will not invest or will invest less in tax-free securities.

[CLIP ART - ARROWS]  MAIN RISKS

INCOME RISK is the risk that the fund's income will decrease due to falling interest rates. Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall. Since the fund limits its investments to high-quality, short-term securities, its portfolio will generally earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. The fund's ability to maintain a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall.

[BEGIN CALL OUT BOX]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the fund tries to maintain a $1 share price, it is possible to lose money by investing in the fund.
[END CALL OUT BOX]

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to go up.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Many of the fund's securities are issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

[CLIP ART - MARKET BEAR & MARKET BULL]  PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 years. The table shows the fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS (1)

[THE FOLLOWING INFORMATION WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIALS.]

YEAR     1988   1989   1990   1991   1992   1993    1994   1995   1996   1997
-------------------------------------------------------------------------------

         5.00%  5.99%  5.66%  3.99%  2.47%  1.91%   2.18%  3.16%  2.84%  3.03%
--------------
Best quarter:
Q2 '89
1.50%

Worst
quarter:
Q1 '94
0.41%
--------------

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997


                             1 YEAR   5 YEARS 10 YEARS
------------------------------------------------------
Franklin Tax-Exempt Money     3.02%    2.62%   3.61%
Fund


(1) As of September 30, 1998, the fund's year-to-date return was xx%. All fund performance assumes reinvestment of dividends.

To obtain the fund's current yield information, please call 1-800/ DIAL BEN.

[CLIP ART - ACCOUNTANT] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended July 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases   None
Exchange fee (1)                           None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management fees(2)                         0.58%
Distribution and service (12b-1) fees      None
Other expenses                             0.25%
                                         ----------
Total annual fund operating expenses (2)   0.83%
                                         ==========


(1) There is a $5 fee for each exchange by a market timer (see page 16).
(2) For the period shown, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.40% and total annual fund operating expenses were 0.65%. The manager may end this arrangement at any time upon notice to the fund's Board of Directors.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
 $85         $265       $460       $1,025

[CLIP ART - WRITERS] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager. Together, Advisers and its affiliates manage over $236 billion in assets (as of June 30, 1998).

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended July 31, 1998, management fees, before any advance waiver, were 0.58% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.40% of its average daily net assets to the manager. The manager may end this arrangement at any time upon notice to the fund's Board of Directors.

YEAR 2000 ISSUE Like other mutual funds, the fund could be adversely affected if the computer systems used by the manager and other service providers do not properly process date-related information on or after January 1, 2000 (Year 2000 Issue).

The Year 2000 Issue could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions, and others.

While the Year 2000 Issue could have a negative effect on the fund, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Year 2000 Issue, including seeking reasonable assurances from the fund's other major service providers.

[CLIP ART - HANDGIVE]  DISTRIBUTIONS AND TAXES

INCOME DISTRIBUTIONS The fund typically pays income dividends each day that its net asset value is calculated to shareholders of record as of the close of business the day before. The amount of these dividends will vary and there is no guarantee the fund will pay dividends.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are free from federal income tax. The fund may, however, invest a portion of its assets in securities that pay taxable interest. Fund distributions from such taxable interest are taxable to you as ordinary income. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash.


[BEGIN CALL OUT BOX]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [END CALL OUT BOX]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

Since the fund expects to maintain a stable $1 share price, you should not have any gain or loss if you sell your fund shares. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Exempt-interest dividends are taken into account when determining the taxable portion of social security or railroad retirement benefits. The fund may invest a portion of its assets in private activity bonds whose income is a preference item when determining alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally will be free from that state's personal income taxes. States do not grant tax-free treatment to interest from municipal securities of other states. Ordinary income distributions will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.

For more information, please call 1-800/DIAL BEN to request a free copy of the Franklin Templeton Tax Information Handbook.

[CLIP ART - DOLLAR] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


                                   YEAR ENDED JULY 31,
                              1998    1997   1996   1995   1994
                              ---------------------------------
PER SHARE DATA ($)
Net asset value,              1.00    1.00   1.00   1.00   1.00
beginning of year
                              ----------------------------------
Net investment income          .029    .029   .029   .029   .02
Distributions from net        (.029)  (.029) (.02)  (.029) (.029)
investment income
                              ----------------------------------
Net asset value, end of       1.00    1.00   1.00   1.00   1.00
year
                              ==================================

Total return (%)(1)           2.99    2.94   2.93   2.98   1.85

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year     164,525 161,038 166,713 173,123 202,883
($ x 1,000)
Ratios to average net
assets: (%)
Expenses                      0.65    0.65   0.65   0.65   0.65
Expenses excluding
waiver and payments  by       0.83    0.80   0.81   0.78   0.87
affiliate
Net investment income         2.94    2.91   2.88   2.65   1.84

 (1) Total return is not annualized.

Your Account
---------------------------

[CLIP ART - CASHIER]  BUYING SHARES

The first step is to determine the amount you want to invest.

MINIMUM INVESTMENTS
                                     INITIAL  ADDITIONAL
Regular accounts                     $1,000     $50
--------------------------------------------------------
UGMA/UTMA accounts                     $100     $50
--------------------------------------------------------
Broker-dealer sponsored wrap           $250     $50
account programs
--------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their          $100     $50
immediate family members

Many of the fund's investments must be paid for in federal funds, which are monies held by the fund's custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The fund generally cannot invest money it receives from you until it is available to the fund in federal funds, which may take up to two days. Until then, your purchase may not be considered in proper form. If the fund is able to make investments immediately (within one business day), it may accept your order with payment in other than federal funds.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see page 11).

BUYING SHARES
                   OPENING AN ACCOUNT   ADDING TO AN
                                        ACCOUNT
[CLIP ART -
BUSINESS DEAL]
                   Contact your         Contact your
THROUGH YOUR       investment           investment
INVESTMENT         representative       representative
REPRESENTATIVE
-----------------------------------------------------------

                   Make your check,     Make your check
[CLIP ART -        Federal              payable to
ENVELOPES]         Reserve Draft or     Franklin
                   negotiable bank      Tax-Exempt Money
BY MAIL            draft payable to     Fund. Include
                   Franklin Tax-        your account
                   Exempt Money Fund.   number on the
                   Instruments          check.
                   drawn on other
                   mutual funds may     Fill out the
                   not be accepted.     deposit slip from
                                        your account
                   Mail the check or    statement or
                   draft and your       checkbook. If you
                   signed application   do not have a
                   to Investor          slip, include a
                   Services.            note with your
                                        name, the fund
                                        name, and your
                                        account number.

                                        Mail the check
                                        and deposit slip
                                        or note to
                                        Investor Services.
-----------------------------------------------------------

                   Call  to receive a   Call to receive a
[CLIP ART - SOUND  wire control         wire control
WAVES]             number and wire      number and wire
                   instructions.        instructions.
BY WIRE
                   Wire the funds to    Wire the funds to
1-800/632-2301     Bank of              Bank of America,
(or                America, ABA         ABA routing
1-650/312-2000     routing number       number 121000358,
collect)           121000358, for       for credit to
                   credit to Franklin   Franklin
To make a same     Tax-Exempt Money     Tax-Exempt Money
day wire           Fund, A/C            Fund, A/C
investment,        1493-3-04779. Your   1493-3-04779.
please make sure   name and             Your name and
we receive your    wire control number  wire control
order by 3:00      must be              number must be
p.m. pacific time. included.            included.

                   Mail your signed
                   application to
                   Investor Services.
                   Please include the
                   wire control number
                   or your new account
                   number on the
                   application.

-----------------------------------------------------------

[CLIP ART -        Call Shareholder     Call Shareholder
ARROWS]            Services at the      Services at the
                   number below, or     number below or
BY EXCHANGE        send signed written  our automated
                   instructions.  The   TeleFACTS system,
                   TeleFACTS system     or send signed
TeleFACTS(R)       cannot be used to    written
1-800/247-1753     open a new account.  instructions.
(around-the-
clock access)      (Please see page 12
                   for  information on  (Please see page
                   exchanges.)          12 for
                                        information on
                                        exchanges.)
------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX 7777, SAN MATEO, CA 94403-7777
CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[CLIP ART - HANDSHAKE] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest your distributions in the fund or in the same share class of another Franklin Templeton Fund. Any Initial sales charges or CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[BEGIN CALL OUT BOX]
TELEFACTS(R)

Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.
[END CALL OUT BOX]

Please indicate on your application the distribution option you have chosen, otherwise we will automatically reinvest your distributions in the fund. If you choose not to reinvest your distributions in the fund, the fund will distribute distributions paid during the month as directed on the last business day of each month.

CHECK WRITING PRIVILEGES You may request redemption drafts (checks) free of charge on your account application or, for an existing account, by calling our TeleFACTs system. Check writing privileges allow you to write checks against your account and are available unless you hold share certificates.

For security reasons and reasons related to the requirements of check processing systems, the fund can only accept checks ordered from the fund. The fund cannot be responsible for any check not ordered from the fund that is returned unpaid to the payee.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*. The fund's shares are considered Class I shares for exchange and other purposes. The initial sales charge of the fund you exchange into will apply unless you acquired your fund shares by exchange or you otherwise qualify to buy shares without an initial sales charge.

[BEGIN CALL OUT BOX]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALL OUT BOX]

Exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see Market timers on page 16 ).

*Advisor Class shareholders of other Franklin Templeton Funds and certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the fund. These shareholders may later exchange their fund shares for Advisor Class shares of another fund, if they otherwise qualify to buy Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, please call Investor Services at 1-800/632-2301.

[CLIP ART - BROKER] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell less than $50,000 can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

o  you are selling more than $50,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account
o you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

[BEGIN CALL OUT BOX]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALL OUT BOX]

SELLING SHARES BY CHECK For accounts with check writing privileges, you may make checks payable to any person and for any amount of $100 or more. Since you will not know the exact amount in your account on the day a check clears, a check should not be used to close your account.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. The shares will be redeemed at the net asset value next determined after we receive the check, as long as the check does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the bank may return the check unpaid.

The checks are drawn through Bank of America NT & SA. Bank of America may end this service at any time upon notice to you. You generally will not be able to convert a check drawn on your fund account into a certified or cashier's check by presenting it at the bank. Since the fund is not a bank, the fund cannot assure that a stop payment order you write will be effective. The fund will use its best efforts, however, to see that these orders are carried out.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

CONTINGENT DEFERRED SALES CHARGE (CDSC) Most Franklin Templeton Funds impose a 1% CDSC on certain Class I shares sold with 12 months of purchase. While the fund generally does not have a CDSC, it will impose one if you sell shares exchanged into the fund from another Franklin Templeton Fund and those shares would have been assessed a CDSC in the other fund. Please keep in mind that the time the shares are held in the Franklin Tax-Exempt Money Fund does not count towards the CDSC holding period.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. To keep your CDSC as low as possible, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

SELLING SHARES
                     TO SELL SOME OR ALL OF YOUR SHARES
[CLIP ART -
BUSINESS DEAL]
                     Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------

[CLIP ART -          Send written instructions and endorsed
ENVELOPES]           share certificates (if you hold share
                     certificates) to Investor Services.
BY MAIL              Corporate, partnership or trust
                     accounts may need to send additional
                     documents.

                     Specify the fund, the account number
                     and the dollar value or number of
                     shares you wish to sell. Be sure to
                     include all necessary signatures and
                     any additional documents, as well as
                     signature guarantees if required.

                      A check will be mailed to the name(s)
                     and address on the account, or
                     otherwise according to your written
                     instructions.
-------------------------------------------------------------

[CLIP ART -          As long as your transaction is for
TELEPHONE]           $50,000 or less, you do not hold share
                     certificates and you have not changed
BY PHONE             your address by phone within the last
                     15 days, you can sell your shares by
1-800/632-2301       phone.

                     A check will be mailed to the name(s)
                     and address on the account. Written
                     instructions, with a signature
                     guarantee, are required to send the
                     check to another address or to make it
                     payable to another person.
-------------------------------------------------------------

[CLIP ART - SOUND    You can call or write to have
WAVES]               redemption proceeds of $1,000 or more
                     wired to a bank or escrow account. See
                     the policies above for selling shares
                     by mail or phone.

BY WIRE              Before requesting a wire, please make
                     sure we have your bank account
                     information on file. If we do not have
                     this information, you will need to
                     send written instructions with your
                     bank's name and address, your bank
                     account number, the ABA routing
                     number, and a signature guarantee.

                     Requests received in proper form by
                     3:00 p.m. pacific time  will be wired
                     the next business day. Requests
                     received in proper form by 9:00 a.m.
                     pacific time may be wired to an escrow
                     account the same day.
-------------------------------------------------------------

[CLIP ART - ARROWS]  Obtain a current prospectus for the
                     fund you are considering.
BY EXCHANGE
                     Call Shareholder Services at the
TeleFACTS            number below or our automated
1-800/247-1753       TeleFACTS(R) system, or send signed
(around-the-clock    written instructions. See the policies
access)              above for selling shares by mail or
                     phone.

                     If you hold share certificates, you
                     will need to return them to the fund
                     before your exchange can be processed.
-------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX 7777, SAN MATEO, CA 94403-7777
CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[CLIP ART - CERTIFICATE] ACCOUNT POLICIES

CALCULATING SHARE PRICE When you buy and sell fund shares, you pay the net asset value (NAV) per share. The fund calculates its NAV per share at 3:00 p.m. pacific time, each day the New York Stock Exchange is open, by dividing its net assets by the number of shares outstanding. The fund's assets are generally valued at their amortized cost.
Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5.00. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o If you buy shares with a check or draft that is returned to the fund unpaid, the fund may impose a $10 charge against your account for each returned item.
o When you buy shares, it does not create a checking or other bank account relationship with the fund or any bank.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

[CLIP ART - QUESTION]
QUESTIONS

More detailed information about the fund and its policies can be found in the fund's Statement of Additional Information (SAI). If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE              MONDAY THROUGH FRIDAY)
                      NUMBER
-------------------------------------------------------------
Shareholder          1-800/632-2301          5:30 a.m. to 5:00 p.m.
Services
Fund Information     1-800/ DIAL BEN         5:30 a.m. to 8:00 p.m.
                                             6:30 a.m. to 2:30 p.m.
                     (1-800/342-5236)        (Saturday)

Retirement Plan      1-800/527-2020          5:30 a.m. to 5:00 p.m.
Services
Dealer Services      1-800/524-4040          5:30 a.m. to 5:00 p.m.

Institutional        1-800/321-8563          6:00 a.m. to 5:00 p.m.
Services
TDD (hearing         1-800/851-0637          5:30 a.m. to 5:00 p.m.
impaired)

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.




FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file # 811-3193
Lit. Code #








FRANKLIN
TAX-EXEMPT
MONEY FUND

STATEMENT OF
ADDITIONAL INFORMATION        777 MARINERS ISLAND BLVD., P.O. BOX 7777


DECEMBER 1, 1998              SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)
---------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated December 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended July 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Officers and Directors
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Fund's Underwriter
Performance
Miscellaneous Information
Description of Ratings for Municipal Securities









------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
----------------------------------------------------------------------------

 GOALS AND STRATEGIES
------------------------------------------------------------------------------

The fund's goal is high current income free from federal income taxes, consistent with liquidity and capital preservation. This goal is fundamental, which means it may not be changed without shareholder approval. Of course, there is no assurance that the fund will meet its goal. The fund also tries to maintain a stable $1 share price. Except as noted, the fund's investment policies discussed in this SAI are fundamental and may not be changed without shareholder approval.

As a fundamental policy, the fund normally invests at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. As a nonfundamental policy, the fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Below is a description of various types of municipal and other securities that the fund may buy. Other types of municipal securities may become available that are similar to those described below and in which the fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs. The fund may invest in unrated tax-exempt commercial paper only if the issuer has an outstanding debt security rated in one of the two highest rating categories.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES The fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

The fund's investment in variable or floating rate securities is subject to certain rules under federal securities laws on the quality and maturity of the securities and to procedures adopted by the fund's Board of Directors and designed to minimize credit risks. The fund may invest in variable or floating rate securities with stated maturities of more than one year, if the securities carry demand features that comply with certain conditions and rules. The policies in this paragraph are not fundamental.

MUNICIPAL LEASE OBLIGATIONS The fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The fund's Board of Directors reviews the fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by the fund's manager and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality. The policies in this paragraph are not fundamental.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

CALLABLE BONDS The fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the fund's income and its distributions to shareholders. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for the fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of the fund's callable bonds may impact the fund's net asset value. Based on a number of factors, including certain portfolio management strategies used by the manager, the fund believes it has reduced the risk of an adverse impact on its net asset value from calls of callable bonds. In light of the fund's pricing policies and certain amortization procedures required by the Internal Revenue Service
(IRS), the fund does not expect to suffer any material adverse impact related to the value at which it has carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When the fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its net asset value. The fund believes that its net asset value or income will not be negatively affected by its purchase of municipal securities on a when-issued basis. The fund will not engage in when-issued transactions for investment leverage purposes (this policy is not fundamental).

Although the fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of the fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets. The policies in this paragraph are not fundamental.

ILLIQUID INVESTMENTS The fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them, and include securities subject to legal or contractual restrictions on resale.

REPURCHASE AGREEMENTS Although the fund currently has no intention of doing so, it may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy U.S. government securities from a bank or broker-dealer (the seller) and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the repurchase price, and is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund may enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's Board of Directors, I.E., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

The fund does not invest in repurchase agreements with a term or more than one year. The securities underlying a repurchase agreement may, however, have maturity dates longer than one year from the effective date of the repurchase agreement. The fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 10% of the fund's net assets would be invested in such repurchase agreements and other illiquid securities.

DIVERSIFICATION The fund is a diversified fund. It follows certain procedures required by federal securities laws with respect to the diversification of its investments. The fund also intends to meet certain diversification requirements for tax purposes. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment.

For the purpose of diversification, each political subdivision, agency, or instrumentality of a state, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

TEMPORARY INVESTMENTS When the manager believes unusual or adverse economic, market or other conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under these circumstances, the fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued or guaranteed by the full faith and credit of the U.S. government; or (iii) obligations of U.S. banks with assets of $1 billion or more.

SECURITIES TRANSACTIONS Generally, all of the securities held by the fund are offered on the basis of a quoted yield to maturity. The price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the buyer. The maturities of these securities at the time of issuance generally range between three months to one year.

The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies from year to year, depending on market conditions. Generally, the fund's policy is to hold securities in its portfolio until they mature. Due to the short-term nature of the maturities of the securities in the fund's portfolio, the fund does not expect to have any reportable annual portfolio turnover.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc., Moody's Investors Service, Inc., and Standard & Poor's Corporation (S&P), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. These ratings are described at the end of this SAI under "Description of Ratings for Municipal Securities."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the fund's prospectus, the fund only buys securities that the manager determines present minimal credit risks and that are rated in one of the top two ratings or that are comparable unrated securities in the manager's opinion. In addition to considering ratings in its selection of portfolio securities, the manager considers, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Purchase the securities of any issuer (except the U.S. government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the U.S.) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of any class of any issuer would be held by the fund;

2. Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 10% of the value of the fund's total assets at the time of borrowing. (No new investments will be made by the fund while any outstanding borrowings exceed 5% of its total assets.) Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component;

3. Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the fund's total assets;

4. Knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or engage in any repurchase transactions of more than seven days' duration if, as a result, more than 10% of its total assets would be invested in all such securities;

5. Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with the fund's investment goals, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;

6. Purchase or sell real estate, but this shall not prevent the fund from investing in municipal obligations secured by real estate or interests therein;

7. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs;

8. Make loans, except by (i) the purchase of a portion of an issue of debt securities in accordance with its investment goals, policies, and restrictions, (ii) engaging in repurchase transactions, and (iii) making loans of portfolio securities not in excess of 10% of the value of the fund's total assets;

9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

10. Purchase or retain the securities of any issuer other than the securities of the fund, if, to the fund's knowledge, those directors and officers of the fund, or of the investment manager, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

11. Invest for the purpose of exercising control or management of another company;

12. Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell municipal bonds and notes as set forth under "Goals and Strategies";

13. Purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets;

14. Purchase securities (other than municipal bonds, notes and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 25% of total fund assets would be invested in any one industry; and

15. Purchase an industrial revenue bond if, as a result of such purchase, more than 5% of total fund assets would be invested in industrial revenue bonds where the payment of principal and interest are the responsibility of companies with less than three years of operating history.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS
------------------------------------------------------------------------------

The fund has a Board of Directors (Board). The Board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations.

The affiliations of the officers and Board members and their principal occupations for the past five years are shown below.


                            POSITION(S)
                            HELD WITH       PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       THE FUND        DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Director

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Director

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Director

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Director

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Director

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Director

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Director

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

Richard C. Stoker (61)
11615 Spring Ridge Rd.
Potomac, MD 20854

Vice President

Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Management, Inc.; and officer of five of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann (71)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

* This Board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

As of June 1, 1998, the fund pays nonaffiliated Board members $100 per month plus $75 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, which may pay them fees for their services. The fees payable to nonaffiliated Board members by the fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the fund and by other funds in the Franklin Templeton Group of Funds.


                                                             NUMBER OF BOARDS IN
                           TOTAL FEES   TOTAL FEES RECEIVED     THE FRANKLIN
                            RECEIVED     FROM THE FRANKLIN    TEMPLETON GROUP OF
                            FROM THE    TEMPLETON GROUP OF  FUNDS ON WHICH EACH
          NAME                FUND*           FUNDS**             SERVES
--------------------------------------------------------------------------------
Frank H. Abbott, III         $2,268           $165,937                27
Harris J. Ashton              2,180            344,642                49
S. Joseph Fortunato           2,160            361,562                51
David W. Garbellano***          200             91,317               n/a
Frank W. T. La Haye           2,268            141,433                27
Gordon S. Macklin             2,180            337,292                49

*For the fiscal year ended July 31, 1998. During the period from August 1, 1997, through May 31, 1998, fees at the rate of $100 per month plus $100 per meeting attended were in effect.
**For the calendar year ended December 31, 1997.
***Deceased, September 27, 1997.

Nonaffiliated Board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager provides periodic reports to the fund's Board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES  The fund pays the manager a fee equal to a daily rate of:

o  1/584 of 1% of the value of net assets up to and including $100 million;
o 1/730 of 1% of the value of net assets over $100 million up to and including $250 million; and
o  1/811 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business each day according to the terms of the management agreement.

For the last three fiscal years ended July 31, the manager had agreed in advance to waive a portion of its fees. The table below shows the management fees before any advance waiver and the management fees the fund paid:

           Management Fees Before Advance
                     Waiver ($)                 Management Fees Paid ($)
-----------------------------------------------------------------------------
1998                   938,729                          644,753
1997                   928,704                          601,542
1996                 1,016,591                          644,383

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund's manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of the fund's average daily net assets up to $200 million;
o   0.135% of average daily net assets over $200 million up to $700 million;
o   0.10% of average daily net assets over $700 million up to $1.2 billion;
    and
o   0.075% of average daily net assets over $1.2 billion.

During the periods shown, the manager paid FT Services the following administration fees:

                 Administration Fees Paid ($)
  ------------------------------------------------
  1998(1)                   244,094
  1997(2)                   200,058

(1) For the fiscal year ended July 31, 1998.
(2) For the period from October 1, 1996, through July 31, 1997.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the fund's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless the manager determines that the fund may obtain a better price or execution by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the fund does not buy bonds in underwritings where it has no choice, or only limited choice, in the designation of dealers to receive the commission. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

Depending on the manager's view of market conditions, the fund may or may not buy securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The fund may, however, sell securities before maturity to meet redemptions or as a result of a revised evaluation by the manager of the issuer.

During the fiscal years ended July 31, 1998, 1997 and 1996, the fund paid no brokerage commissions. As of July 31, 1998, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the fund.

By meeting certain requirements of the tax code, the fund has qualified and continues to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from that state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

The fund may earn taxable income on any temporary investments or ordinary income derived from the sale of market discount bonds. Any fund distributions from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Because the fund is a money fund, it does not anticipate realizing any long term capital gains.

MAINTAINING A $1 SHARE PRICE Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the fund to adjust distributions in order to maintain a $1 share price. These procedures may result in under- or over-distributions of net investment income.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable or tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the tax code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The fund's Board of Directors reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December of the prior year) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. Because the fund tries to maintain a stable $1 share price, you should not expect to realize a capital gain or loss upon the sale or exchange of your shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the fund for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while still exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the tax code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the tax code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

For more information, please call 1-800/ DIAL BEN to request a free copy of the Franklin Templeton Tax Information Handbook.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The fund is a no-load, diversified, open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on March 18, 1980, and is registered with the SEC. Each share of the fund has one vote and all shares have equal voting, participation and liquidation rights. Shares of the fund are considered Class I shares for redemption, exchange and other purposes.

The fund has cumulative voting rights. For Board member elections, this means the number of votes you will have is equal to the number of shares you own times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by shareholders holding at least 10% of the outstanding shares to vote on the removal of a Board member. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the fund's outstanding shares.

As of September 11, 1998, the officers and Board members, as a group, owned of record and beneficially less than 1% of the fund's total shares. The Board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

The investment authority of certain investors may be restricted by law. If you are such an investor, your should consult your legal advisor to determine whether and to what extent shares of the fund are legal investments for you. If you are a municipal investor considering investing proceeds of bond offerings, you should consult with expert counsel to determine the effect, if any, of payments by the fund on arbitrage rebate calculations.

All purchases of fund shares will be credited to you, in full and fractional shares of the fund (rounded to the nearest 1/100 of a share), in an account maintained for you by the fund's transfer agent. No share certificates will be issued for fractional shares at any time and no share certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods. The offering of fund shares may be suspended at any time and resumed at any time thereafter.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars, drawn on a U.S. bank, and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin accruing until the proceeds are collected, which may take a long period of time. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the fund's Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to your, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your account, such as processing a large number of checks each month. Fees for special services will not increase the expenses borne by the fund.

Special procedures have been designed for banks and other institutions wishing to open multiple accounts. An institution may open a single master account by filing one application form with the fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them, or instructions may be provided to the fund at a later date. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the fund are applicable to each sub-account. The fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

The fund will provide to each institution, on a quarterly basis or more frequently if requested, a statement setting forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell fund shares, you pay the net asset value (NAV) per share. The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates its NAV as of 3:00 p.m. pacific time, each day the New York Stock Exchange (NYSE) is open for trading. The fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The valuation of the fund's portfolio securities, including any securities held in a separate account maintained for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing only market values, and existing investors in the fund would receive less investment income. The opposite would be true in a period of rising interest rates.

The fund's use of amortized cost, which helps the fund maintain its net asset value per share of $1, is permitted by a rule adopted by the SEC. Under this rule, the fund must adhere to certain conditions. The fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and only buy instruments having remaining maturities of 397 calendar days or less. The fund must also invest only in those U.S. dollar-denominated securities that the fund's Board determines present minimal credit risks and that are rated in one of the two highest rating categories by nationally recognized rating services, or if unrated are deemed comparable in quality, or are instruments issued by an issuer that, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, has received a rating within the two highest rating categories. Securities subject to floating or variable interest rates with demand features that comply with applicable SEC rules may have stated maturities in excess of one year.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the fund's holdings by the Board, at such intervals as it may deem appropriate, to determine if the fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the Board. If a deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. If the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

THE FUND'S UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

For the fiscal years ended July 31, 1998, 1997 and 1996, Distributors received $0, $1,571 and $0, respectively, in connection with redemptions or repurchases of fund shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Current and effective yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results.

CURRENT YIELD shows the income per share earned by the fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). The fund's current yield for the seven day period ended July 31, 1998, was 2.89%.

EFFECTIVE YIELD The fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The fund's effective yield for the seven day period ended July 31, 1998, was 2.93%.

This figure was obtained using the following SEC formula:

                                           365/7
Effective Yield = [(Base Period Return + 1)     ]-1

TAXABLE-EQUIVALENT YIELDS The fund may also quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the fund's yield. These yields are computed by dividing the portion of the fund's yield that is tax-exempt by one minus the highest applicable federal income tax rate and adding the product to the portion of the fund's yield that is not tax-exempt, if any. The fund's taxable-equivalent yield based on the fund's current yield for the seven day period ended July 31, 1998, was 4.78%. The fund's taxable-equivalent effective yield based on the fund's effective yield for the seven day period ended July 31, 1998, was 4.85%.

As of July 31, 1998, the federal income tax rate upon which the fund's taxable-equivalent yield quotations are based was 39.6%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the fund will be updated to reflect these changes. The fund expects updates may be necessary as tax rates are changed by the federal government. The advantage of tax-free investments, like the fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the fund.

OTHER PERFORMANCE QUOTATIONS The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) IBC Money Fund Report(R) - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

b) Bank Rate Monitor - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) Salomon Brothers Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

From time to time advertisements or sales material issued by the fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts (as of June 30, 1998). The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

DESCRIPTION OF RATINGS FOR MUNICIPAL SECURITIES
------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S CORPORATION (S&P)

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Plus (+) or minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC.

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA category.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.






                         FRANKLIN TAX-EXEMPT MONEY FUND
                              FILE NOS. 2-72614
                                   811-3193
                                     PART C
                              OTHER INFORMATION

ITEM 23.    EXHIBITS

            The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

   (A)   ARTICLES OF INCORPORATION

       (i)  Articles of Incorporation dated March 17, 1980
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date: September 29, 1995

      (ii) Certificate of Amendment to Articles of Incorporation dated July 14, 1981
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  September 29, 1995

   (B)   BY-LAWS

      (i)   By-Laws of Franklin Tax-Exempt Money Fund
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  September 29, 1995

      (ii)  Amendment to By-Laws dated November 17, 1987
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 2-726143
            Filing Date:  September 29, 1995

   (C)    INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

            Not Applicable

   (D)    INVESTMENT ADVISORY CONTRACTS

      (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated December 1, 1986
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  September 29, 1995

      (ii) Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995
            Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  November 27, 1996

   (E)    UNDERWRITING CONTRACTS

      (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated April 23, 1995.
            Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  November 27, 1996

      (ii)  Forms of Dealer Agreements between Franklin/Templeton
            Distributors, Inc. and securities dealers
            Registrant:  Franklin Tax-Free Trust
            Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
            File No. 2-94222
            Filing Date:  March 14, 1996

   (F)   BONUS OR PROFIT SHARING CONTRACTS

            Not Applicable

   (G)   CUSTODIAN AGREEMENTS

      (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
            Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  November 27, 1996

      (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
            Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  November 27, 1996

      (iii) Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New York
            Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  November 25, 1997

      (iv)  Amendment dated February 27, 1998 to the Master
            Custody Agreement dated February 16, 1996 between
            Registrant and Bank of New York

   (H)   OTHER MATERIAL CONTRACTS

            Not Applicable

   (I)   LEGAL OPINION

       (i)  Opinion and consent of counsel dated September 15, 1998

   (J)   OTHER OPINIONS

        (i)  Consent of Independent Auditor

   (K)   OMITTED FINANCIAL STATEMENTS

            Not Applicable

   (L)   INITIAL CAPITAL AGREEMENTS

        (i) Letter of Understanding dated July 14, 1981
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  September 29, 1995

   (M)   RULE 12B-1 PLAN

            Not Applicable

   (N)   RULE 18F-3 PLAN

            Not Applicable

   (O)   POWER OF ATTORNEY

        (i) Power of Attorney dated September 18, 1995
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  September 29, 1995

       (ii) Certificate of Secretary dated September 18, 1995
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 2-72614
            Filing Date:  September 29, 1995

(27)  Financial Data Schedule

       (i)  Financial Data Schedule

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

       None

ITEM 25.    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws, Management, and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of the Registrant's investment adviser, Franklin Advisers, Inc., ("Advisers") also serve as officers and/or directors or trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or
(2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's investment advisor (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.    PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.8-5889)

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29.    MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.    UNDERTAKINGS

Not Applicable



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of September, 1998.

                                          FRANKLIN TAX-EXEMPT MONEY FUND
                                          (Registrant)

                                          By: RUPERT H. JOHNSON, JR.*
                                          Rupert H. Johnson, Jr.,
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*                 Principal Executive Officer and
Rupert H. Johnson, Jr.                  Director
                                        Dated: September 29, 1998

Martin L. Flanagan*                     Principal Financial Officer
Martin L. Flanagan                      Dated: September 29, 1998

Diomedes Loo-Tam*                       Principal Accounting Officer
Diomedes Loo-Tam                        Dated: September 29, 1998

Frank H. Abbott III*                    Director
Frank H. Abbott III                     Dated: September 29, 1998

Harris J. Ashton*                       Director
Harris J. Ashton                        Dated: September 29, 1998

S. Joseph Fortunato*                    Director
S. Joseph Fortunato                     Dated: September 29, 1998

Charles B. Johnson*                     Director
Charles B. Johnson                      Dated: September 29, 1998

Frank W.T. LaHaye*                      Director
Frank W.T. LaHaye                       Dated: September 29, 1998

Gordon S. Macklin*                      Director
Gordon S. Macklin                       Dated: September 29, 1998

*By  /s/ Larry L. Greene
Larry L. Greene, Attorney-in-Fact
(Pursuant to Power of Attorney previously filed)



                        FRANKLIN TAX-EXEMPT MONEY FUND
                            REGISTRATION STATEMENT
                                EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION                   LOCATION

EX-99.(a)(i)       Articles of Incorporation dated March 17, 1980  *

EX-99.(a)(ii)      Certificate of Amendment to Articles of         *
                   Incorporation dated July 14, 1981

EX-99.(b)(i)       By-Laws                                         *

EX-99.(b)(ii)      Amendment to By-Laws dated November 17, 1987    *

EX-99.(d)(i)       Management Agreement between Registrant and     *
                   and Franklin Adivsers, Inc. dated December
                   1, 1986

EX-99.(d)(ii)      Amendment to Management Agreement between       *
                   between Registrant and Franklin Advisers,
                   Inc., dated August 1, 1995

EX-99.(e)(i)       Amended and Restated Distribution Agreement     *
                   between Registrant and Franklin/Templeton
                   Distributors, Inc. dated April 23, 1995

EX-99.(e)(ii)      Forms of Dealer Agreements between              *
                   Franklin/Templeton Distributors, Inc. and
                   Securities Dealers


EX-99.(g)(i)       Master Custody Agreement between Registrant     *
                   and Bank of New York dated February 16, 1996

EX-99.(g)(ii)      Terminal Link Agreement between Registrant and  *
                   Bank of New York dated February 16, 1996


EX-99.(g)(iii)     Amendment dated May 7, 1997 to the Master       *
                   Custody Agreement dated February 16, 1996 between Registrant and Bank of New York


EX-99.(g)(iv)      Amendment dated February 27, 1998 to the        *
                   Master Custody Agreement dated February 16,
                   1996 between Registrant and Bank of New York


EX-99.(i)(i)       Opinion and consent of counsel dated September  Attached
                   15, 1998

EX-99.(j)(i)       Consent of Independent Auditor                  Attached

EX-99.(l)(i)       Letter of Understanding dated July 14, 1981     Attached

EX-99.(o)(i)       Power of Attorney dated September 18, 1995      *

EX-99.(o)(ii)      Certificate of Secretary dated September 18,    *
                   1995

EX-27.(i)          Financial Data Schedule                         Attached



* Incorporated by Reference